UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2007 (May 16, 2007)

WesBanco, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-8467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (304) 234-9000

Former name or former address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory arrangements of certain officers

On May 16, 2007, WesBanco, Inc.’s (“WesBanco”) Compensation Committee approved the following actions:

New Executive Base Salaries and 2007 Incentive Award Targets

The Compensation Committee approved salary increases, and 2007 incentive award targets, for each of the executive officers named below (the “named executive officers”), which were the executive officers named in the summary compensation table set forth in WesBanco’s definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2007 (“Proxy Statement”). The new base salaries set forth below are effective as of May 23, 2007. The incentive award targets are established under WesBanco’s Key Executive Incentive Bonus and Option Plan, adopted and approved by WesBanco’s Board of Directors on February 19, 1998, (“Incentive Plan”).

Officer	Title	New Base Salary	2007 Incentive Award Target as a Percentage of Base Salary
Paul M. Limbert	President and Chief Executive Officer	$360,000	50%

Robert H. Young	Executive Vice President and Chief Financial Officer	$227,990	45%

Dennis G. Powell	Executive Vice President and Chief Operating Officer	$256,007	45%

Jerome B. Schmitt	Executive Vice President - Trust and Investments	$218,002	45%

Kristine N. Molnar	Executive Vice President - Lending	$200,912	30%

As discussed in the Proxy Statement, the incentive award targets are determined as a percentage of the executive officers’ base salary. The actual awards will be determined and approved by the Compensation Committee after December 31, 2007. Award percentages are based primarily on the level of attainment in 2007 of predetermined individual performance targets, and to a lesser extent, at the discretion of the Compensation committee. The individual performance targets for the executive officers in the above table include earnings per share, return on assets, return on equity and, in some cases, specific business unit performance targets.

Stock Option Awards

The Compensation Committee also approved a 44,700 share stock option grant to selected participants, including all of the named executive officers, under the Incentive Plan. The stock option grants were effective as of May 16, 2007, with an exercise price of $30.75, which was the closing price of WesBanco common stock on May 15, 2007, as required under the terms of the Incentive Plan. The options vest and become exercisable on December 31, 2007 and expire seven years from the date of grant, or May 16, 2014.

The following table sets forth the individual grants to WesBanco’s named executive officers:

Officer	Title	Options Granted
Paul M. Limbert	President and Chief Executive Officer	6,000

Robert H. Young	Executive Vice President and Chief Financial Officer	2,500

Dennis G. Powell	Executive Vice President and Chief Operating Officer	3,000

Jerome B. Schmitt	Executive Vice President - Trust and Investments	2,000

Kristine N. Molnar	Executive Vice President - Lending	2,000

Item 8.01 Other Information

On May 16, 2007, WesBanco’s Compensation Committee approved a $25,000 annual retainer fee for the Chairman of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: May 21, 2007	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer